Exhibit 99.1

Investor Relations:

Brian Norris

Senior Vice President of Finance and Investor Relations

bnorris@evolvtechnology.com

Evolv Technology Announces Leadership Change

Michael Ellenbogen, Co-Founder, Chief Innovation Officer and Board Member, Named Interim President and CEO

Board Continues Ongoing Search for New CEO

Waltham, Massachusetts – October 31, 2024 – Evolv Technology (“Evolv” or the “Company”) (NASDAQ: EVLV), a leading security technology company pioneering AI-based screening designed to create safer experiences, today announced that on October 30, 2024, the Company’s Board of Directors (the “Board”) terminated Peter George, President and Chief Executive Officer of Evolv, without cause, effective immediately.

The Board has appointed Michael Ellenbogen, Evolv’s Chief Innovation Officer and a member of the Board, as Interim President and Chief Executive Officer. Mr. Ellenbogen is a seasoned security technology industry veteran who has been a critical part of Evolv’s leadership team since he co-founded the Company in 2013. Prior to assuming his current role as Chief Innovation Officer in 2021, Mike served as the Company’s CEO for approximately seven years. Mr. Ellenbogen will serve in this interim role until a successor to Mr. George is appointed.

Today’s announcement follows months of careful planning and deliberation by the Board. In May 2024, the Board formed a succession planning committee (the “committee”) of independent directors of the Board to evaluate leadership performance and effectiveness and plan for an orderly CEO transition. With the assistance of a nationally recognized executive search firm, the committee has been actively recruiting and interviewing CEO candidates. Following yesterday’s decision, the committee will continue these efforts, and the Board intends to announce a new CEO expeditiously.

The Board commented:

“We appreciate Peter’s years of dedication to our Company and his significant contributions to the Company’s mission. We wish him well in his future endeavors. That said, we have determined that a change in leadership is needed to improve the Company’s culture as we prepare for the next phase of growth.

We continue to believe that the fundamentals of our business remain strong. But we are also convinced that the Company can do even better.

The Board and leadership team are committed to ensuring a smooth transition, and we are grateful that we’ll be able to benefit from Mike’s experience and perspective at this time. The Board will remain actively engaged with Mike and the rest of the leadership team to ensure the Company remains on the right path.”

Michael Ellenbogen commented, “As a co-founder, I care deeply for this Company and its customers, employees, and shareholders. I look forward to working closely with the Board and our senior leadership team to advance our mission of creating a safer world while also driving the business forward.”

The Board concluded by commenting on the previously announced internal investigation: “The Board has been evaluating leadership and performance for several months – long before we became aware of any potential issues relating to the Company’s sales practices and financial reporting. With respect to that ongoing investigation, the Board remains committed to completing a thorough investigation as expeditiously as possible. Our goal is to ensure the Company’s financial reports are always current and reliable and that our organizational culture reflects our values of integrity and honesty. That is the only way we can regain the trust and confidence of our investors.”

The Company will provide a further update on the internal investigation once it is complete.

About Michael Ellenbogen

Prior to serving as Chief Innovation Officer at Evolv, Michael Ellenbogen co-founded Evolv Technologies, Inc., which became a wholly owned subsidiary of Evolv, with Anil Chitkara in July 2013 and served as its Head of Advanced Technology since January 2020. Mr. Ellenbogen served as Chief Executive Officer of Evolv Technologies, Inc. from August 2013 to January 2020. Mr. Ellenbogen has also served on the Board of Directors of Evolv Technologies Holdings, Inc. since July 2021. Prior to co-founding Evolv Technologies, Inc., Mr. Ellenbogen was the Founder, President and Chief Executive Officer of Reveal Imaging Technologies, an X-ray imaging systems company focusing on automated explosives detection, from 2002 to 2010. Prior to joining Reveal, Mr. Ellenbogen was the Vice President of Research & Development and Business Development of PerkinElmer Detection Systems, a provider of X-ray-based security technologies, from 1994 to 2002. During his 25-plus year career in the security industry, Mr. Ellenbogen has proven his expertise in product and business development, as well as stakeholder value creation. In addition, Mr. Ellenbogen is an inventor with over 20 awarded patents. Mr. Ellenbogen received a Bachelor of Arts degree in Physics from Colgate University.

About Evolv Technology

Evolv Technology (NASDAQ: EVLV) is designed to transform human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered screening and analytics. Its mission is to transform security to create a safer world to live, work, learn, and play. Evolv has digitally transformed the gateways in many places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than a billion people since 2019. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category, as well as Sport Business Journal’s (SBJ) awards for “Best In Fan Experience Technology” and “Best In Sports Technology”. Evolv®, Evolv Express®, Evolv Insights®, Evolv Visual Gun Detection™, Evolv eXpedite™, and Evolv Eva™ are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit evolv.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements made in the quotes, statements regarding the timing of Evolv’s CEO search, our prospects and performance, the timing of the internal investigation, the timing and reliability of our financial reports, and future actions by our Board. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results and actions to be materially different from any future results or actions expressed or implied by the forward-looking statements, including, but not limited to, the factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission ("SEC") on February 29, 2024, as any such factors may be updated from time to time in our other filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as well as risks related to our leadership transition. The forward-looking statements in this press release are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Media Contact:

Alexandra Smith Ozerkis

aozerkis@evolvtechnology.com

Investor Contact:

Brian Norris

bnorris@evolvtechnology.com